UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): December 31, 2025

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Simplify Loan Amendment

On December 31, 2025, The Arena Group Holdings, Inc. (the “Company”) entered into an amendment (the “Simplify Amendment”) to its loan agreement dated March 13, 2024, as amended on August 19, 2024, with Simplify Inventions, LLC (“Simplify”) as lender (the “Simplify Loan”). As amended, the Simplify Loan provides for up to $25 million of borrowings, reduced from $50 million, and will mature on December 31, 2027.

The foregoing description of the Simplify Loan and the Simplify Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Simplify Amendment, a copy of which is filed herewith as Exhibit 10.1.

Amendment to Renew Note Purchase Agreement

On December 31, 2025, the Company entered into an amendment (the “Renew Amendment”) to its Third Amended and Restated Note Purchase Agreement dated December 15, 2022, as amended on August 14, 2023, December 1, 2023 and July 12, 2024, with Renew Group Private Limited (“Renew”), as lender (the “Renew Loan”). As amended, the Renew Loan will mature on December 31, 2027. At the time of execution, the Company made a $13.0 million payment to reduce the outstanding principal balance of the Renew Loan.

The foregoing description of the Renew Loan and the Renew Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Renew Amendment, a copy of which is filed herewith as Exhibit 10.2.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the Simplify Amendment and the Renew Amendment is also responsive to Item 2.03 and incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On January 7, 2026, the Company issued a press release the Simplify Amendment and the Renew Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 2 to Loan Documents among the Company, certain of its subsidiaries and Simplify Inventions, LLC dated December 31, 2025.

10.2	Amendment No. 4 to Note Purchase Agreement among the Company, certain of its subsidiaries and Renew Group Private Limited dated December 31, 2025.

99.1	Press release issued on January 7, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: January 7, 2026
	By:	/s/ Paul Edmondson
	Name:	Paul Edmondson
	Title:	Chief Executive Officer